UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 26, 2025

BuzzFeed, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39877	85-3022075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

229 West 43rd Street
New York, New York 10036
(Address of registrant’s principal executive offices, and zip code)
(646) 397-2039
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	BZFD	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of approximately $46.00 per share	BZFDW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On June 26, 2025, BuzzFeed Studios Canada, Inc., an indirectly held subsidiary of BuzzFeed, Inc. (the “Company”), acquired a majority stock interest in Girls Like Girls Film Inc. Girls Like Girls Film Inc. has debt of approximately $4.8 million (CAD $6.6 million), of which $4.0 million is required to be repaid with proceeds from a contract with a third party for distribution rights for a feature film, and the remaining $0.8 million is due when Girls Like Girls Film Inc. receives expected production tax credits (both repayment dates are currently unknown, but are expected to occur within the next 12 months). Girls Like Girls Film Inc. also has available to it a $0.4 million foreign exchange line of credit, of which there is no amount currently outstanding. The lender for both the debt and line of credit is Royal Bank of Canada (“RBC”). The commitment letter governing the aforementioned indebtedness contains customary representations and warranties, security interests in Girls Like Girls Film Inc.’s assets and personal property, reporting covenants, and other covenants. Additionally, in conjunction with RBC’s consent to the acquisition, BuzzFeed Studios Canada Inc. and Lexland Studios, Inc., another indirectly held subsidiary of the Company, both agreed to guarantee the obligations of Girls Like Girls Film Inc., with said guarantee yet to be formalized.
The foregoing description of the commitment letter does not purport to be complete and is subject to, and qualified in its entirety by reference to the text of the commitment letter, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Forward-Looking Statements
Certain statements in this Current Report on Form 8-K may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements involve substantial risks and uncertainties. Our forward-looking statements include, but are not limited to, statements regarding our management team’s expectations, hopes, beliefs, intentions, or strategies regarding the future. In addition, any statements that refer to projections, forecasts (including our outlook for 2025), or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “affect,” “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

These risks and uncertainties include, but are not limited to: (1) macroeconomic factors including: adverse economic conditions in the United States and globally, including the potential onset of recession; potential government shutdowns or failure to raise the U.S. federal debt ceiling; current global supply chain disruptions; the ongoing conflicts between Russia and Ukraine and between Israel and Hamas and any related sanctions and geopolitical tensions, and further escalation of trade tensions between the U.S. and its trading partners; tariffs; the inflationary environment; and the competitive labor market; (2) developments relating to our competitors and the digital media industry, including overall demand of advertising in the markets in which we operate; (3) demand for our products and services or changes in traffic or engagement with our brands and content; (4) changes in the business and competitive environment in which we and our current and prospective partners and advertisers operate; (5) our future capital requirements, including, but not limited to, our ability to obtain additional capital in the future, any restrictions imposed by, or commitments under agreements governing any indebtedness, and any restrictions on our ability to access our cash and cash equivalents; (6) developments in the law and government regulation, including, but not limited to, revised foreign content and ownership regulations, and the outcomes of legal proceedings, regulatory disputes, or governmental investigations to which we are subject; (7) the benefits of our restructuring; (8) our success divesting of companies, assets, or brands we sell, or in integrating and supporting the companies we acquire; (9) our success in launching new products or platforms, including any new social media platform; (10) technological developments including artificial intelligence; (11) our success in retaining or recruiting, or changes required in, officers, other key employees or directors; (12) use of content creators and on-camera talent and relationships with third parties managing certain of our branded operations outside of the United States; (13) the security of our information technology systems or data; (14) disruption in our service, or by our failure to timely and effectively scale and adapt our existing technology and infrastructure; (15) our ability to maintain the listing of our Class A common stock and warrants on The Nasdaq Stock Market LLC; and (16) those factors described under the sections entitled “Risk Factors” in the Company’s annual and quarterly filings with the Securities and Exchange Commission.

Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. There may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1†	Commitment Letter, dated June 13, 2024 as amended and restated as of June 25, 2025, by and among Girls Like Girls Film Inc. as borrower, and Royal Bank of Canada, as the bank.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
† Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	6/30/2025
BuzzFeed, Inc.

		By:	/s/ Jonah Peretti
Name: Jonah Peretti
Title: Chief Executive Officer